Investor Presentation (NASDAQ: BYND) February 24, 2022

Certain statements in this presentation constitute “forward-looking statements" within the meaning of the federal securities laws. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding financial performance, prospects, future events and future results, including ongoing uncertainty related to the COVID-19 pandemic, including the ultimate duration, magnitude and effects of the pandemic and, in particular, the impact to the foodservice channel, operations and supply chains, growth trends, our international expansion plans, market share, new and existing customers and expense trends, among other matters, and involve known and unknown risks that are difficult to predict. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “outlook,” “potential,” “continue,” “likely,” “will,” “would” and var iations of these terms and similar expressions, or the negative of these terms or similar expressions. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which or whether, such performance or results will be achieved. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Beyond Meat believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors and, in particular, the COVID-19 pandemic, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, but not limited to, the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks (such as COVID-19), including on our business, financial condition, cash flow and results of operations, including on our supply chain, the demand for our products, our product and channel mix, labor needs at the Company as well as in the supply chain at customers, the timing and level of retail purchasing, the timing and level of foodservice purchasing, our manufacturing and co-manufacturing facilities and operations, our inventory levels, our ability to expand and produce in new geographic markets or the timing of such expansion efforts, the pace and success of new product introductions, the timing of new foodservice launches, and on overall economic conditions and consumer confidence and spending levels; the impact of uncertainty in our domestic and international supply chain, including labor shortages and disruption and shipping delays and disruption; a resurgence of COVID-19 and the impact of variants of the virus that causes COVID-19 which could slow, halt or reverse the reopening process, or result in the reinstatement of social distancing measures, business closures, restrictions on operations, quarantines and travel bans; the impact of uncertainty as a result of doing business in China and Europe; government or employer mandates requiring certain behaviors from employees due to COVID-19, including COVID-19 vaccine mandates, which could result in employee attrition at the Company, suppliers and customers as well as difficulty securing future labor needs; the impact of adverse and uncertain economic and political conditions in the U.S. and international markets; the volatility of capital markets and other macroeconomic factors; our ability to effectively manage our growth in the U.S. and abroad; our ability to identify and execute cost-down initiatives intended to achieve price parity with animal protein; the success of operations conducted by joint ventures, such as The PLANeT Partnership, LLC with PepsiCo, Inc., where we share ownership and management of a company with one or more parties who may not have the same goals, strategies or priorities as we do and where we do not receive all of the financial benefit; the effects of increased competition from our market competitors and new market entrants; changes in the retail landscape, including the timing and level of trade and promotion discounts, our ability to grow market share and increase household penetration, repeat buying rates and purchase frequency, and our ability to maintain and increase sales velocity of our products; changes in the foodservice landscape, including the timing and level of marketing and other f inancial incentives to assist in the promotion of our products, our ability to grow market share and attract and retain new foodservice customers or retain existing foodservice customers, and our ability to introduce and sustain offering of our products on menus; the timing and success of distribution expansion and new product introductions in increasing revenues and market share; the timing and success of strategic partnership launches and limited time offerings resulting in permanent menu items; our estimates of the size of market opportunities and ability to accurately forecast market growth; our ability to effectively expand our manufacturing and production capacity, including effectively managing capacity for specific products; our ability to accurately forecast our future results of operations, including fluctuations in demand for our products and any increased competition; our ability to accurately forecast demand for our products and manage our inventory, including the impact of customer orders ahead of holidays and shelf reset activities, and supply chain and labor disruptions; our operational effectiveness and ability to fulfill orders in full and on time; variations in product selling prices and costs, and the mix of products sold; our ability to successfully enter new geographic markets, manage our international expansion and comply with any applicable laws and regulations, including risks associated with doing business in foreign countries, substantial investments in our manufacturing operations in China and The Netherlands, and our ability to comply with the U.S. Foreign Corrupt Practices Act or other anti-corruption laws; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as COVID-19; the success of our marketing initiatives and the ability to grow brand awareness, maintain, protect and enhance our brand, attract and retain new customers and grow our market share; our ability to attract, maintain and effectively expand our relationships with key strategic foodservice partners; our ability to attract and retain our suppliers, distributors, co-manufacturers and customers; our ability to procure sufficient high-quality raw materials at competitive prices to manufacture our products; the availability of pea and other protein that meets our standards; our abili ty to diversify the protein sources used for our products; our ability to differentiate and continuously create innovative products, respond to competitive innovation and achieve speed-to-market; our ability to successfully execute our strategic initiatives; the volatility associated with ingredient, packaging, transportation and other input costs; the impact of inflat ion across the economy, including higher food, grocery, transportation and fuel costs; real or perceived quality or health issues with our products or other issues that adversely affect our brand and reputation; our ability to accurately predict consumer taste preferences, trends and demand and successfully innovate, introduce and commercialize new products and improve existing products, including in new geographic markets; significant disruption in, or breach in security of our information technology systems and resultant interruptions in service and any related impact on our reputation, including related to data privacy; the ability of our transportation providers to ship and deliver our products in a timely and cost effective manner; management and key personnel changes, the attraction and retention of qualified employees and key personnel, and our ability to maintain our company culture as we grow; risks related to use of a professional employer organization to administer human resources, payroll and employee benefits functions for certain of our international employees or use of certain third party service providers for the performance of several business operations including payroll and human capital management services; the effects of natural or man-made catastrophic or severe weather events particularly involving our or any of our co-manufacturers’ manufacturing facilities or our suppliers’ facilities; the impact of marketing campaigns aimed at generating negative publicity Disclaimer 2 regarding our products, brand and the plant-based industry category; the effectiveness of our internal controls; the requirements of being a public company and effects of increased administration costs related to compliance and reporting obligations; our significant indebtedness and ability to pay such indebtedness; risks related to our debt, including limitations on our cash flow from operations and our ability to satisfy our obligations under the convertible senior notes; our ability to raise the funds necessary to repurchase the convertible senior notes for cash, under certain circumstances, or to pay any cash amounts due upon conversion; provisions in the indenture governing the convertible senior notes delaying or preventing an otherwise beneficial takeover of us; any adverse impact on our reported financial condition and results from the accounting methods for the convertible senior notes; estimates of our expenses, future revenues, capital expenditures, capital requirements and our needs for additional financing; our ability to meet our obligations under our campus headquarters lease, the timing of occupancy and completion of the build-out of our space, cost overruns, delays and the impact of COVID-19 on our space demands; our ability to meet our obligations under leases for our corporate offices, manufacturing facilities and warehouses; changes in laws and government regulation affecting our business, including Food and Drug Administration and Federal Trade Commission governmental regulation, and state, local and foreign regulation; new or pending legislation, or changes in laws, regulations or policies of governmental agencies or regulators, both in the U.S. and abroad, affecting plant-based meat, the labeling or naming of our products, or our brand name or logo; the failure of acquisitions and other investments to be efficiently integrated and produce the results we anticipate; risks inherent in investment in real estate; the financial condition of, and our relationships with our suppliers, co-manufacturers, distributors, retailers and foodservice customers, and their future decisions regarding their relationships with us; our ability and the ability of our suppliers and co-manufacturers to comply with food safety, environmental or other laws and regulations; seasonality, including increased levels of purchasing by customers ahead of holidays, customer shelf reset activity and the timing of product restocking by our retail customers; the sufficiency of our cash and cash equivalents to meet our liquidity needs and service our indebtedness and our ability to access capital markets upon favorable terms; economic conditions and the impact on consumer spending; impact of increased scrutiny from stakeholders and institutional investors on environmental, social and governance practices; outcomes of legal or administrative proceedings, or new legal or administrative proceedings filed against us; our, our suppliers’ and our co-manufacturers’ ability to protect our proprietary technology and intellectual property adequately; the impact of tariffs and trade wars; the impact of changes in tax laws; foreign exchange rate fluctuations; and the risks discussed under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended October 2, 2021 filed with the SEC on November 12, 2021, and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the SEC, as well as other factors described from time to time in the Company's filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Such forward-looking statements are made only as of the date of this presentation. Beyond Meat undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events, changes in assumptions or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. Our historical results are not necessarily indicative of the results to be expected for any future periods and our operating results for the three and twelve months ended December 31, 2021 are not necessarily indicative of the results that may be expected for any other interim periods or any future year or period. This presentation also contains estimates and other statistical data obtained from independent parties and by us relating to market size and growth and other data about our industry and ultimate consumers. The number of retail and foodservice outlets are derived from data through December2021. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. In addition, projections, assumptions and estimates of our future performance and the future performance of the geographic and other markets in which we operate are necessarily subject to a high degree of uncertainty and risk. All information included in this presentation is unaudited. “Beyond Meat,” “Beyond Burger,” “Beyond Sausage,” “Beyond Breakfast Sausage,” “Beyond Breakfast Sausage Links,” “Beyond Breakfast Sausage Patties,” “Beyond Meatballs,” “Beyond Chicken Tenders,” the Caped Steer Logo, “Go Beyond,” “Eat What You Love” and “The Future of Protein” are registered trademarks of Beyond Meat, Inc. in the United States and, in some cases, in certain other countries. All other brand names or trademarks appearing in this presentation are the property of their respective holders. Solely for convenience, the trademarks and trade names in this presentation are referred to without the ®and ™symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. 3 Disclaimer (continued)

Beyond Meat uses the non-GAAP financial measures set forth below in assessing its operating performance and in its financial communications. Management believes these non-GAAP financial measures provide useful additional information to investors about current trends in the Company's operations and are useful for period-over- period comparisons of operations. In addition, management uses these non-GAAP financial measures to assess operating performance and for business planning purposes. Management also believes these measures are widely used by investors, securities analysts, rating agencies and other parties in evaluating companies in our industry as a measure of our operational performance. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be computed in the same manner as similarly titled measures used by other companies. Adjusted gross profit and Adjusted gross margin Adjusted gross profit is defined as net revenues less cost of goods sold adjusted to exclude, when applicable, costs attributable to COVID-19 activities which are not considered to be part of the Company’s normal business activities. Adjusted gross margin is defined as Adjusted gross profit divided by net revenues. Adjusted gross profit and Adjusted gross margin are presented to provide additional perspective on underlying trends in the Company’s gross profit and gross margin, which we believe is useful supplemental information for investors to be able to gauge and compare the Company’s current business performance from one period to another. Adjusted net loss and Adjusted net loss per diluted common share Adjusted net loss is defined as net loss adjusted to exclude, when applicable, costs attributable to COVID-19, as well as other special items, which are those items deemed not to be reflective of the Company’s ongoing normal business activities. Adjusted net loss per diluted common share is defined as Adjusted net loss divided by the number of diluted common shares outstanding. We consider Adjusted net loss and Adjusted net loss per diluted common share to be useful indicators of operating performance because excluding special items allows for period-over-period comparisons of our ongoing operations. Adjusted net loss per diluted common share is a performance measure and should not be used as a measure of liquidity. Adjusted EBITDA and Adjusted EBITDA as a % of net revenues Adjusted EBITDA is defined as net loss adjusted to exclude, when applicable, income tax (benefit) expense, interest expense, depreciation and amortization expense, restructuring expenses, share-based compensation expense, expenses attributable to COVID-19, and Other, net, including interest income, loss on extinguishment of debt and foreign currency transaction gains and losses. Adjusted EBITDA as a % of net revenues is defined as Adjusted EBITDA divided by net revenues. Refer to pages 20-22 for a reconciliation of these non-GAAP financial measures to their closest comparable GAAP measures. 4 Non-GAAP Financial Measures

Business Overview

We Use Proprietary Science to Redefine Meat Beyond Meat’s Proprietary Technology & Process are Used to Replicate Animal Meat’s Principal Components from Plant Proteins 6 We begin with meat’s COMPOSITION versus its animal ORIGIN Then replicate its core structure & sensory experience Microscopy Comparing Beyond Sausage to Pork Sausage Actual Images of the Beyond Burger and Ground Beef Scanning Electronic Microscopy Confocal Laser Microscopy Beyond Sausage Pork Sausage Raw Cooked Beyond Burger Ground Beef

29% Of the water in agriculture is directly or indirectly used for animal production 3 78% Of all agricultural land is used for livestock, including grazing land and cropland dedicated to the production of feed4 30% Of most cancers in developed countries attributed to dietary factors, including consumption of certain meats2 We are Committed to Providing Products that Enable Consumers to Eat What You Love® 7 42% Reduced risk of developing heart failure associated with people who eat a mostly plant-based diet1 18-51% Of global greenhouse gas emissions driven by livestock rearing and processing3 60 - 70 Billion Farm animals reared for food each year5 With current food production systems threatening both human health and environmental sustainability, plant-based diets offer a growing global population a solution of healthy diets and sustainable food systems6 1 Plant Based Diet Associated with Less Heart Failure Risk Report, presented at the American Heart Association scientific meeting, November 13, 2017. 2 Key, Timothy J. et al., Diet, nutrition and the prevention of cancer, Scientific background papers of the joint WHO/FAO expert consultation, Geneva, 28 January - 1 February 2002, Public Health Nutrition, Vol 7, No. 1(A), Supplement 1001, February 2004. 3 Reprinted from Water Resources and Industry, Volumes 1–2, March–June 2013, P.W. Gerbens-Leenes, M.M. Mekonnen, A.Y. Hoekstra, The water footprint of poultry, pork and beef: A comparative study in different countries and production systems, Page No. 26, Copyright (2013), with permission from Elsevier. 4 Livestock’s Long Shadow-Environmental Issues and Options, Food and Agriculture Organization of the United Nations, 2006. 5 Compassion in World Farming, Strategic Plan 2013-2017. 6 Food in the Anthropocene: the EAT–Lancet Commission on healthy diets from sustainable food systems, 2019.

Innovation is at the Core of our Company and is a Key Differentiator 8 Innovation Strategy Led by Highly Respected Team of Scientists State-of-the-Art Innovation Center • Large, experienced team composed of scientists, engineers, researchers, technicians, and chefs • Work seamlessly with internal chefs and food technologists to ensure the best quality in terms of taste, texture, and other sensory attributes • R&D Application Lab • Color / Encapsulation Lab • Analytical Lab • Chemical Lab • Microbiology / Fermentation Lab • Pilot Plant • Test Kitchen 30,000 Sq. Ft Manhattan Beach Project Innovation Center (El Segundo, CA) R&D as a % of Net Revenue (Most Recent FY)1 Beyond Meat’s products are driven by proprietary technology and a relentlessly focused innovation team 1 Data derived from public filings 2 Kellogg is the parent company of Morningstar Farms 3 WH Group is the parent company of Smithfield Foods 4 Kraft Heinz is the parent company of Boca Burger 5 Conagra is the parent company of Gardein

Recent Notable Updates

$1.4tn Size of the Global Meat Category1 Our Approach to Product and Strategy has Made Us a Leading Disruptor in the Meat Category 10 We are Disrupting the Largest Category in Food 1 According to Fitch Solutions Macro Research, a division of Fitch Solutions, research data, August 6, 2018. 2 As of end of Q4 2021, as compared to end of Q4 2020. 3 Includes Canada. Net Revenues ($ Millions) $270bn Size of the U.S Meat Category1 Beyond Meat is the Future of Protein 14% 2020 FY - 2021 FY Revenue YoY Growth ~1.3x Increase in Manufacturing Capacity2 ~34,000 U.S Stores Retail Rollout ~58,000 International Outlets Retail and Foodservice Rollout3 ~38,000 U.S Outlets Foodservice Rollout ~130,000 Total Outlets Worldwide

Total Distribution and Brand Awareness 11 1 Totals may not add up due to rounding. 2 Presentation of International distribution outlets now includes Canada, which was historically combined with US distribution. 3 Unaided brand awareness represents results of the answer to, “what brands, if any, come to mind when you think of meat alternative products?” At IPO based on October 2018 survey of 1,004 people, January 2022 based on January 2022 survey of 1,004 people. 4 Total brand awareness represents the answer to “what brands, if any, come to mind when you think of meat alternative products?” and “which of the following meat alternative brands have you heard of before today?” At IPO based on October 2018 survey of 1,004 people, January 2022 based on January 2022 survey of 1,004 people.

U.S. Retail Velocity and Market Share Trends 12 Source: SPINS Data through December 26, 2021 1 Includes aggregate data for Beyond Meat products across all Frozen and Refrigerated Plant-Based Meats in the US MULO channel only 2 Includes aggregate data for Beyond Meat products across all Frozen and Refrigerated Plant-Based Meats in both the US MULO and US Natural Enhanced Channels * Growth in total distribution points (TDP) for the Beyond Meat brand was up 23%, 23% and 25% year-over-year for the 52-week, 12-week and 4-week periods ended December 26, 2021, respectively 1 2

Sales by Distribution Channel 13 U.S Retail Net Revenues ($ Millions) U.S Foodservice International Select Customers Select Highlight Retail points of distribution across the United States carrying Beyond Meat products ~17,000 At IPO ~34,000 December 2021 Net Revenues ($ Millions) Net Revenues ($ Millions) Select Customers Select Highlight Foodservice outlets across the United States carrying Beyond Meat products ~12,500 At IPO Select Customers Select Highlight International Retail and Foodservice outlets carrying Beyond Meat products ~1,650 At IPO ~38,000 December 2021 ~58,000 December 2021

Recent Notable Updates Beyond Meat Rapid & Relentless Innovation Program Is Designed to Make Our Existing Products Obsolete, Generate New Products & Platforms, and Serve A Widening Circle of Customers Customers Products International 14 We continue to expand our foodservice partnerships, with the announcement of new or expanded customer relationships We continue to focus on innovation, including rollouts of both new and enhanced product offerings Multiple new product launches / enhancements over the past 2 years Beyond Breakfast Sausage Links (2020) Beyond Meatballs (2020) Beyond Breakfast Sausage Patties (2020) Beyond Burger 3.0 (2021) International Supply ChainFebruary 2022 US Expanded Test1 Beyond Beef 3.0 (2021) Available in more than 90 countries worldwide Other Notable Highlights: • Successfully qualified and operationalized the Company’s highest-throughput extruders in The Netherlands and China Established 1st extrusion facility outside of the U.S in Enschede, The Netherlands (Commenced commercial extrudate production in Q4 2021) Opened new state-of-the-art manufacturing facility in Jiaxing, China (Established end-to-end commercial production in Q4 2021) April 2021 US Permanent Item February 2022 Canada Nationwide LTO August 2021 US (California) New Menu Offering January 2022 US Nationwide LTO January 2022 Canada Nationwide Permanent Item Beyond Chicken Tenders (2021) 1 In addition to the US limited time offering, McDonald’s Corporation currently offers menu items featuring Beyond Meat burger patties at its locations throughout the U.K. and Ireland.

Financial Update

• Net revenues decreased 1.2% to $100.7 million. Increased U.S. foodservice and international channel net revenues were more than offset by reduced U.S. retail channel net revenues. The decrease in U.S. retail channel net revenues primarily reflected softer demand, five fewer shipping days compared to Q4 2020, increased trade discounts, and, to a lesser extent, loss of market share. Increases in U.S. foodservice and international channel net revenues were primarily attributable to higher demand from existing outlets, new product introductions, and expansion of distribution, partially offset by increased trade discounts. • Adjusted gross margin decreased to 14.1% from 28.5% primarily due to changes in revenue per pound due to product mix and increased trade discounts, combined with increases in per unit manufacturing costs including depreciation, logistics costs, inventory write-offs and reserves, partially offset by reduced per unit direct materials costs. • Loss from operations was $77.7 million primarily driven by the decline in gross profit, combined with higher operating expenses primarily due to increased investments in marketing activities, general and administrative expenses, primarily driven by higher professional services fees related to recently established consulting agreements, growth in overall headcount levels, increased production trial activities, and higher restructuring expenses primarily reflecting increased legal costs. Q4 2021 Performance Update 16 Highlights 1 Unaudited 2 See appendix for reconciliation of Adjusted gross profit, Adjusted gross margin, Adjusted net loss, Adjusted EBITDA and Adjusted EBITDA as a % of net revenues.

Net Revenue by Channel 17 Net Revenue by Channel 1 Unaudited Full Year 2021 Highlights 2018 2019 2020 20211 U.S Retail 97% 160% 104% (8%) U.S Foodservice 231% 240% (14%) 26% International Retail 445% 1,432% 136% 123% International Foodservice 1,859% 403% (45%) 40% Consolidated 170% 239% 37% 14% YoY Change (%) • Achieved double-digit growth in net revenues despite challenging operating environment: ◦ U.S. foodservice channel net revenues rebounded solidly to a record $76 million following 2020 weakness driven by COVID-19 ◦ Generated strong, double-digit growth in international channel net revenues in 2021 ◦ Multiple levers for growth remain, including foodservice channel distribution growth, international penetration and new product innovations • Continued to support future growth through incremental investments in operations, innovation, marketing, and strategic customer partnerships ($ Millions)

1 See appendix for reconciliation of Adjusted EBITDA 2 Restructuring expenses are included in SG&A operating expenses Gross Margin and Operating Expense Update 18 • Gross margin decreased to 25.2% from 30.1% primarily due to changes in revenue per pound due to product mix and increased trade discounts, combined with per unit increases in manufacturing costs including depreciation, and logistics costs, partially offset by lower direct materials costs per unit. • Operating expenses were higher primarily due to growth in overall headcount levels, increased general and administrative expenses, primarily reflecting higher professional services fees, increased investments in marketing activities, increased production trial activities, and higher restructuring expenses reflecting increased legal costs. Gross Profit and Margin Full Year 2021 HighlightsOpEx and OpEx % of Net Revenues ($ millions) Adjusted EBITDA1 ($ millions) ($19.3) $25.3 $11.8 ($112.8) 42.2% 62.9% ($ millions) Gross Margin Operating Expenses2 as % of Net Revenues R&D as % of Net Revenues 7.8% 14.4% 20.0% 33.5% 30.1% 25.2%

Appendix

Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted gross profit, Adjusted gross margin and Adjusted net loss (unaudited) 20

Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted net loss per diluted common share (unaudited) 21

1Primarily comprised of legal and other expenses associated with the dispute with a co-manufacturer with whom an exclusive supply agreement was terminated in May 2017. 2Comprised of $3.7 million in costs attributable to COVID-19, stemming from inventory write-offs and reserves associated with foodservice products determined to be unsalable in the three months ended December 31, 2020, and $14.1 million in costs attributable to COVID-19 consisting of $6.6 million in product repacking costs, $4.8 million in inventory write-offs and reserves associated with foodservice products determined to be unsalable, and $2.7 million in product donation costs related to our COVID-19 relief efforts in the twelve months ended December 31, 2020. 3Includes $1.0 million in loss on extinguishment of debt associated with termination of the Company’s credit facility in the year ended December 31, 2021 and $1.5 million in loss on extinguishment of debt associated with the Company’s refinanced credit arrangements in the year ended December 31, 2020. Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted EBITDA (unaudited) 22